Exhibit 10.9

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT, made as of the 11th day of March, 2010, by and between WELLS FARGO BANK, N. A. (“Wells Fargo”), party of the first part, and THE UNITED STATES OF AMERICA, acting by and through the Secretary of Commerce, its successors and assigns as their interest may appear, Office of the Financial Services Division, National Marine Fisheries Service, National Oceanic and Atmospheric Administration (the “Government”), party of the second part.

W I T N E S S E T H :

THAT, WHEREAS, the Government holds security interests in certain tangible personal property owned by Omega Protein, Inc. (“Omega”), described on two (2) certain UCC financing statements, copies of which are attached hereto as Exhibit A and, by this reference, made a part hereof (such personal property, the “Specific Equipment”), as well as similar security interests perfected by prior filings with the Commonwealth of Virginia, State Corporation Commission; and

WHEREAS, Wells Fargo holds a security interest in substantially all assets of Omega, by a certain UCC-1 Financing Statement filed October 26, 2009, as File # 091026-7367-6, a copy of which is attached hereto as Exhibit B, with the State Corporation Commission of Virginia; and

WHEREAS, Wells Fargo has agreed to subordinate its security interest as to the Specific Equipment to the security interest of the Government, such subordination to be evidenced by filing the UCC-3 financing statement in the form of Exhibit C attached hereto;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is acknowledged, Wells Fargo hereby subordinates and makes inferior its security interest in the Specific Equipment to the security interest of the Government in the Specific Equipment, and Wells Fargo hereby authorizes the Government to file the UCC-3 financing statements set forth on Exhibit C attached hereto with the Commonwealth of Virginia State Corporation Commission.

This Subordination Agreement is for the benefit of the Government, its successors and/or assigns and the subordination contained herein shall not be effective with respect to any other person or entity.

IN WITNESS WHEREOF, Wells Fargo and the Government have caused this Subordination Agreement to be executed as of the 15th day of March, 2010.

Wells Fargo Bank, N.A.

By:	/s/ John Kallind
John Kallind, Vice President
THE UNITED STATES OF AMERICA, acting by and through the Secretary of Commerce, Office of the Financial Services Division, National Marine Fisheries Service, National Oceanic and Atmospheric Administration

By:
Chief Financial Services Branch,
Southeast Region

2